UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2007
Pioneer Companies, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number 000-31230

DELAWARE (State or other jurisdiction of Incorporation or organization)	06-1215192 (IRS Employer Identification No.)
700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS 77002
(Address of principal executive offices) (Zip Code)
Registrants telephone number, including area code: (713) 570-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events
     Pursuant to Section 15.01(c) of the Indenture (the “Indenture”) dated as of March 26, 2007 between Pioneer Companies, Inc. (the “Company”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), governing the Company’s 2.75% Convertible Senior Subordinated Notes due 2027 (the “Notes”), the Company provided a notice (“Notice of Convertiblity”) to the holders of the Notes announcing the convertibility of the Notes on August 31, 2007. A copy of the Notice of Convertibility and related press release are attached hereto as Exhibits 99.1 and 99.2, respectively.
Item 9.01.     Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Notice of Convertibility dated August 31, 2007.
99.2	Press Release dated August 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
DATED: August 31, 2007

PIONEER COMPANIES, INC.
By:	/s/ George H. Pain
	Name:	George H. Pain
	Title:	Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Notice of Convertibility dated August 31, 2007.
99.2	Press Release dated August 31, 2007.